Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended
MARCH 31, 2023

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including rising inflation and interest rates; the impact of the Federal Deposit Insurance Corporation being appointed as receiver of our tenant First Republic Bank and the acquisition of all deposit accounts and substantially all the assets of First Republic Bank by JPMorgan Chase Bank; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of rising inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of the coronavirus 2019 (COVID-19) global pandemic or any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants' financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

Camille Bonnel	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-5042	(212) 738-6140	(904) 520-4973
camille.bonnel@bofa.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Dylan Burzinski	Vikram Malhotra
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(949) 640-8780	(212) 282-3827
steve.sakwa@evercoreisi.com	dburzinski@greenstreet.com	vikram.malhotra@mizuhogroup.com

Ronald Kamdem	Blaine Heck	Andrew Rosivach
Morgan Stanley	Wells Fargo	Wolfe Research
(212) 296-8319	(443) 263-6529	(646) 582-9250
ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2023
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.11)	$(0.07)
Our share of real estate depreciation and amortization	1.01	1.01
Estimated Core FFO (1)(2)	$0.90	$0.94

Operating Assumptions:
Leasing Activity (square feet)	600,000	900,000
PGRE's share of Same Store Leased % (2) at year end	90.8%	91.8%
Decrease in PGRE's share of Same Store Cash NOI (2)	(5.0%)	(3.0%)
Decrease in PGRE's share of Same Store NOI (2)	(3.0%)	(1.0%)

Financial Assumptions (at share):
Estimated net loss	$(26,000)	$(16,000)
Depreciation and amortization	235,000	235,000
General and administrative expenses	61,000	59,000
Interest and debt expense, including amortization of deferred financing costs	147,000	145,000
Fee and other income, net of income taxes	(30,500)	(31,500)
NOI (2)	386,500	391,500
Straight-line rent adjustments and above and below-market lease revenue, net	(23,000)	(24,000)
Cash NOI (2)	$363,500	$367,500

(1)
We are updating our Estimated Core FFO Guidance for the full year of 2023, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on May 3, 2023 and otherwise to be referenced during our conference call scheduled for May 4, 2023. These estimates do not include the impact on operating results from the Federal Deposit Insurance Corporation being appointed as receiver of our tenant First Republic Bank and the acquisition of all deposit accounts and substantially all the assets of First Republic Bank by JPMorgan Chase Bank, possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic. There can be no assurance that our actual results will not differ materially from the estimates set forth above.
(2)
See page 42 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2023	March 31, 2022	December 31, 2022
Net income (loss) attributable to common stockholders	$1,729	$3,371	$(37,877)
Per share - basic and diluted	$0.01	$0.02	$(0.17)

Core FFO attributable to common stockholders (1)	$56,174	$54,578	$54,364
Per share - diluted	$0.26	$0.25	$0.25

PGRE's share of Cash NOI (1)	$94,615	$96,218	$95,504
PGRE's share of NOI (1)	$101,277	$95,948	$100,134

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended March 31, 2023 vs. March 31, 2022	0.1%	Three Months Ended March 31, 2023 vs. March 31, 2022	7.1%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Leased % (1)	89.8%	91.3%	91.4%	91.4%	90.6%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
March 31, 2023 vs. December 31, 2022	(1.5%)	March 31, 2023 vs. March 31, 2022	(0.7%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
High	$6.74	$6.86	$7.95	$11.04	$11.54
Low	$3.90	$5.48	$6.00	$7.08	$8.22
Closing (end of period)	$4.56	$5.94	$6.23	$7.23	$10.91

Dividends per common share	$0.0775	$0.0775	$0.0775	$0.0775	$0.0775
Annualized dividends per common share	$0.31	$0.31	$0.31	$0.31	$0.31
Dividend yield (on closing share price)	6.8%	5.2%	5.0%	4.3%	2.8%

(1)
See page 42 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2023	December 31, 2022
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,185,311	6,177,540
	8,151,548	8,143,777
Accumulated depreciation and amortization	(1,337,552)	(1,297,553)
Real estate, net	6,813,996	6,846,224
Cash and cash equivalents	451,796	408,905
Restricted cash	59,179	40,912
Accounts and other receivables	19,409	23,866
Real estate related fund investments	108,176	105,369
Investments in unconsolidated real estate related funds	3,180	3,411
Investments in unconsolidated joint ventures	385,034	393,503
Deferred rent receivable	354,326	346,338
Deferred charges, net	120,359	120,685
Intangible assets, net	84,352	90,381
Other assets	80,282	73,660
Total assets	$8,480,089	$8,453,254

Liabilities:
Notes and mortgages payable, net	$3,841,492	$3,840,318
Revolving credit facility	-	-
Accounts payable and accrued expenses	118,932	123,176
Dividends and distributions payable	18,110	18,026
Intangible liabilities, net	33,938	36,193
Other liabilities	30,537	24,775
Total liabilities	4,043,009	4,042,488

Equity:
Paramount Group, Inc. equity	3,562,571	3,592,291
Noncontrolling interests in:
Consolidated joint ventures	403,902	402,118
Consolidated real estate related funds	220,206	173,375
Operating Partnership	250,401	242,982
Total equity	4,437,080	4,410,766

Total liabilities and equity	$8,480,089	$8,453,254

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2023	March 31, 2022	December 31, 2022
Revenues:
Rental revenue (1)	$181,713	$169,922	$176,404
Fee and other income (1)	6,761	13,763	7,624
Total revenues	188,474	183,685	184,028

Expenses:
Operating	70,309	66,661	70,102
Depreciation and amortization	58,888	55,624	61,211
General and administrative	14,623	15,645	13,986
Transaction related costs	128	117	89
Total expenses	143,948	138,047	145,388

Other income (expense):
Income (loss) from real estate related fund investments	3,550	-	(2,233)
(Loss) income from unconsolidated real estate related funds	(178)	170	(1,864)
Loss from unconsolidated joint ventures	(5,762)	(5,113)	(37,925)
Interest and other income, net	2,925	231	2,567
Interest and debt expense (1)	(36,459)	(34,277)	(37,060)
Income (loss) before income taxes	8,602	6,649	(37,875)
Income tax expense	(288)	(527)	(1,706)
Net income (loss)	8,314	6,122	(39,581)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(5,641)	(3,425)	(1,598)
Consolidated real estate related funds	(823)	1,016	665
Operating Partnership	(121)	(342)	2,637
Net income (loss) attributable to common stockholders	$1,729	$3,371	$(37,877)
Per diluted share	$0.01	$0.02	$(0.17)

(1)
See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended
Rental Revenue:	March 31, 2023	March 31, 2022	December 31, 2022
Property rentals	$158,463	$156,922	$159,029
Tenant reimbursements	14,458	12,532	10,422
Straight-line rent adjustments	7,756	(1,789)	5,794
Amortization of above and below-market leases, net	1,036	358	1,159
Lease termination income	-	1,899	-
Total rental revenue	$181,713	$169,922	$176,404

	Three Months Ended
Fee and Other Income:	March 31, 2023	March 31, 2022	December 31, 2022
Asset management	$2,175	$2,885	$3,132
Property management	1,862	2,219	1,810
Acquisition, disposition, leasing and other	520	6,884	385
Total fee income	4,557	11,988	5,327
Other (primarily parking income and tenant requested services,
including cleaning and overtime heating and cooling)	2,204	1,775	2,297
Total fee and other income	$6,761	$13,763	$7,624

	Three Months Ended
Interest and Debt Expense:	March 31, 2023	March 31, 2022	December 31, 2022
Interest expense	$34,921	$32,739	$35,518
Amortization of deferred financing costs	1,538	1,538	1,542
Total interest and debt expense	$36,459	$34,277	$37,060

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2023	March 31, 2022	December 31, 2022
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$8,314	$6,122	$(39,581)
Real estate depreciation and amortization (including our share of
unconsolidated joint ventures)	68,431	65,825	70,720
Our share of a real estate impairment loss of an unconsolidated joint venture	-	-	31,685
FFO (1)	76,745	71,947	62,824
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(15,175)	(12,515)	(11,565)
Consolidated real estate related funds	(830)	1,009	659
FFO attributable to Paramount Group Operating Partnership	60,740	60,441	51,918
Less FFO attributable to noncontrolling interests in Operating Partnership	(3,961)	(5,568)	(3,380)
FFO attributable to common stockholders (1)	$56,779	$54,873	$48,538
Per diluted share	$0.26	$0.25	$0.22

FFO	$76,745	$71,947	$62,824
Non-core items:
FFO attributable to One Steuart Lane, including after-tax net gain on sale of residential condominium units	2,409	1,262	1,387
Adjustments to equity in earnings for contributions to (distributions from) unconsolidated joint ventures	(1,322)	(583)	561
Adjustments for realized and unrealized gains and losses on consolidated and unconsolidated real estate related fund investments	1,335	47	2,851
Loss recognized upon consolidation of real estate related fund investments that were previously unconsolidated	-	-	2,627
Other, net	128	117	89
Core FFO (1)	79,295	72,790	70,339
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(15,175)	(12,515)	(11,565)
Consolidated real estate related funds	(4,027)	(159)	(625)
Core FFO attributable to Paramount Group Operating Partnership	60,093	60,116	58,149
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(3,919)	(5,538)	(3,785)
Core FFO attributable to common stockholders (1)	$56,174	$54,578	$54,364
Per diluted share	$0.26	$0.25	$0.25

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	216,563,108	218,782,296	218,583,895
Effect of dilutive securities	53,912	57,798	59,378
Denominator for FFO and Core FFO per diluted share	216,617,020	218,840,094	218,643,273

(1)
See page 42 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended
	March 31, 2023	March 31, 2022	December 31, 2022
Reconciliation of Core FFO to FAD:
Core FFO	$79,295	$72,790	$70,339
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at FAD:
Straight-line rent adjustments	(7,691)	1,658	(5,746)
Amortization of above and below-market leases, net	(1,838)	(1,197)	(1,984)
Amortization of deferred financing costs	1,893	1,949	1,919
Amortization of stock-based compensation expense	5,117	6,562	4,150
Expenditures to maintain assets	(5,662)	(11,228)	(18,835)
Second generation tenant improvements
and leasing commissions	(12,538)	(14,291)	(40,213)
FAD (1)	58,576	56,243	9,630
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(7,033)	(11,345)	81
Consolidated real estate related funds	(4,084)	(243)	(683)
FAD attributable to Paramount Group Operating Partnership	47,459	44,655	9,028
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,095)	(4,114)	(588)
FAD attributable to common stockholders (1) (2)	$44,364	$40,541	$8,440

Dividends declared on common stock	$16,834	$16,978	$16,827

(1)
See page 42 for our definition of this measure.
(2)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended
	March 31, 2023	March 31, 2022	December 31, 2022
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$8,314	$6,122	$(39,581)
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization	68,431	65,825	70,720
Interest and debt expense	43,673	40,912	43,831
Our share of a real estate impairment loss of an unconsolidated joint venture	-	-	31,685
Income tax expense	293	540	1,707
EBITDAre (1)	120,711	113,399	108,362
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(23,012)	(20,337)	(19,520)
Consolidated real estate related funds	(2,036)	(104)	(185)
PGRE's share of EBITDAre (1)	$95,663	$92,958	$88,657

EBITDAre	$120,711	$113,399	$108,362
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	(1,322)	(583)	561
EBITDAre attributable to One Steuart Lane, including net gain on sale of residential condominium units	1,107	62	475
EBITDAre from consolidated and unconsolidated real estate related fund investments	(3,224)	(276)	1,297
Loss recognized upon consolidation of real estate related fund investments that were previously unconsolidated	-	-	2,627
Other, net	128	117	89
Adjusted EBITDAre (1)	117,400	112,719	113,411
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(23,012)	(20,337)	(19,520)
PGRE's share of Adjusted EBITDAre (1)	$94,388	$92,382	$93,891

(1)
See page 42 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended
	March 31, 2023	March 31, 2022	December 31, 2022
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$8,314	$6,122	$(39,581)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,888	55,624	61,211
General and administrative	14,623	15,645	13,986
Interest and debt expense	36,459	34,277	37,060
Income tax expense	288	527	1,706
(Income) loss from real estate related fund investments	(3,550)	-	2,233
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	10,381	11,234	10,782
Loss from unconsolidated joint ventures	5,762	5,113	37,925
Fee income	(4,557)	(11,988)	(5,327)
Interest and other income, net	(2,925)	(231)	(2,567)
Other, net	306	(53)	1,953
NOI (1)	123,989	116,270	119,381
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,712)	(20,322)	(19,247)
PGRE's share of NOI (1)	$101,277	$95,948	$100,134

NOI	$123,989	$116,270	$119,381
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(7,691)	1,658	(5,746)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(1,838)	(1,197)	(1,984)
Cash NOI (1)	114,460	116,731	111,651
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(19,845)	(20,513)	(16,147)
PGRE's share of Cash NOI (1)	$94,615	$96,218	$95,504

(1)
See page 42 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended March 31, 2023
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$8,314	$5,838	$13,087	$(10,611)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,888	39,167	18,482	1,239
General and administrative	14,623	-	-	14,623
Interest and debt expense	36,459	23,122	12,582	755
Income tax expense	288	-	23	265
Income from real estate related fund investments	(3,550)	-	-	(3,550)
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	10,381	3,363	7,019	(1)
Loss from unconsolidated joint ventures	5,762	20	3,294	2,448
Fee income	(4,557)	-	-	(4,557)
Interest and other income, net	(2,925)	(442)	(434)	(2,049)
Other, net	306	-	-	306
NOI (1)	123,989	71,068	54,053	(1,132)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,712)	(2,623)	(20,089)	-
PGRE's share of NOI for the three months ended March 31, 2023	$101,277	$68,445	$33,964	$(1,132)
PGRE's share of NOI for the three months ended March 31, 2022	$95,948	$67,203	$30,638	$(1,893)

NOI	$123,989	$71,068	$54,053	$(1,132)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(7,691)	(3,024)	(4,989)	322
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,838)	(320)	(1,518)	-
Cash NOI (1)	114,460	67,724	47,546	(810)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(19,845)	(2,778)	(17,067)	-
PGRE's share of Cash NOI for the three months ended March 31, 2023	$94,615	$64,946	$30,479	$(810)
PGRE's share of Cash NOI for the three months ended March 31, 2022	$96,218	$68,113	$29,908	$(1,803)

(1)
See page 42 for our definition of this measure

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended March 31, 2023
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2023	$94,615	$64,946		$30,479	$(810)
Acquisitions / Redevelopment and other, net	753	(57)	(2)	-	810
PGRE's share of Same Store Cash NOI for the three months ended
March 31, 2023	$95,368	$64,889		$30,479	$-

	Three Months Ended March 31, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2022	$96,218	$68,113		$29,908	$(1,803)
Lease termination income	(1,718)	(1,718)		-	-
Acquisitions / Redevelopment and other, net	749	(1,054)	(2)	-	1,803
PGRE's share of Same Store Cash NOI for the three months ended
March 31, 2022	$95,249	$65,341		$29,908	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$119	$(452)		$571	$-
% Increase (decrease)	0.1%	(0.7%)		1.9%

(1)
See page 42 for our definition of this measure.
(2)
Includes our share of Cash NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended March 31, 2023
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2023	$101,277	$68,445		$33,964	$(1,132)
Acquisitions / Redevelopment and other, net	1,079	(53)	(2)	-	1,132
PGRE's share of Same Store NOI for the three months ended
March 31, 2023	$102,356	$68,392		$33,964	$-

	Three Months Ended March 31, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2022	$95,948	$67,203		$30,638	$(1,893)
Lease termination income	(1,718)	(1,718)		-	-
Acquisitions / Redevelopment and other, net	1,314	(579)	(2)	-	1,893
PGRE's share of Same Store NOI for the three months ended
March 31, 2022	$95,544	$64,906		$30,638	$-

Increase in PGRE's share of Same Store NOI	$6,812	$3,486		$3,326	$-
% Increase	7.1%	5.4%		10.9%

(1)
See page 42 for our definition of this measure.
(2)
Includes our share of NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2023
	Consolidated Joint Ventures
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,349,043	$1,709,164	$1,164,846	$475,033
Cash and cash equivalents	144,246	54,246	48,388	41,612
Restricted cash	1,239	-	1,239	-
Accounts and other receivables	6,961	3,538	2,681	742
Deferred rent receivable	201,190	104,094	72,653	24,443
Deferred charges, net	48,133	23,958	16,935	7,240
Intangible assets, net	47,963	39,405	7,483	1,075
Other assets	15,723	11,432	4,177	114
Total Assets	$3,814,498	$1,945,837	$1,318,402	$550,259

Liabilities:
Notes and mortgages payable, net	$2,490,410	$1,243,361	$974,049	$273,000
Accounts payable and accrued expenses	64,773	19,940	34,875	9,958
Intangible liabilities, net	20,747	13,437	6,858	452
Other liabilities	4,828	258	4,552	18
Total Liabilities	2,580,758	1,276,996	1,020,334	283,428

Equity:
Paramount Group, Inc. equity	829,838	601,481	146,123	82,234
Noncontrolling interests	403,902	67,360	151,945	184,597
Total Equity	1,233,740	668,841	298,068	266,831

Total Liabilities and Equity	$3,814,498	$1,945,837	$1,318,402	$550,259

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
	Consolidated Joint Ventures
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,364,482	$1,718,436	$1,167,906	$478,140
Cash and cash equivalents	139,579	60,556	41,396	37,627
Restricted cash	1,316	78	1,238	-
Accounts and other receivables	9,997	8,340	984	673
Deferred rent receivable	197,658	105,880	67,377	24,401
Deferred charges, net	49,485	24,696	17,255	7,534
Intangible assets, net	50,553	41,197	8,175	1,181
Other assets	6,228	655	5,105	468
Total Assets	$3,819,298	$1,959,838	$1,309,436	$550,024

Liabilities:
Notes and mortgages payable, net	$2,489,902	$1,243,112	$973,790	$273,000
Accounts payable and accrued expenses	61,407	19,682	33,297	8,428
Intangible liabilities, net	21,936	13,949	7,491	496
Other liabilities	5,803	1,185	4,563	55
Total Liabilities	2,579,048	1,277,928	1,019,141	281,979

Equity:
Paramount Group, Inc. equity	838,132	613,203	142,315	82,614
Noncontrolling interests	402,118	68,707	147,980	185,431
Total Equity	1,240,250	681,910	290,295	268,045

Total Liabilities and Equity	$3,819,298	$1,959,838	$1,309,436	$550,024

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2023
	Consolidated Joint Ventures
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$101,949	$49,142	$39,972	$12,835
Total operating expenses	33,938	18,852	11,291	3,795
Net operating income (1)	68,011	30,290	28,681	9,040
Depreciation and amortization	(28,733)	(14,181)	(10,660)	(3,892)
Interest and other income, net	846	412	223	211
Interest and debt expense	(22,181)	(9,599)	(10,091)	(2,491)
Income before income taxes	17,943	6,922	8,153	2,868
Income tax expense	(21)	-	(1)	(20)
Net income	$17,922	$6,922	$8,152	$2,848

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$11,105	$6,228	$3,994	$883
Add: Management fee income	1,176	407	193	576
PGRE's share of net income	12,281	6,635	4,187	1,459
Add: Real estate depreciation and amortization	19,199	12,764	5,224	1,211
FFO (1)	31,480	19,399	9,411	2,670
Core FFO (1)	$31,480	$19,399	$9,411	$2,670

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$6,817	$694	$4,158	$1,965
Less: Management fee expense	(1,176)	(407)	(193)	(576)
Net income attributable to noncontrolling interests	5,641	287	3,965	1,389
Add: Real estate depreciation and amortization	9,534	1,417	5,436	2,681
FFO (1)	15,175	1,704	9,401	4,070
Core FFO (1)	$15,175	$1,704	$9,401	$4,070

(1)
See page 42 for our definition of these measures.

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2022
	Consolidated Joint Ventures
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$96,623	$50,595	$34,772	$11,256
Total operating expenses	31,454	18,340	10,111	3,003
Net operating income (1)	65,169	32,255	24,661	8,253
Depreciation and amortization	(27,987)	(14,420)	(9,496)	(4,071)
Interest and other income (loss), net	25	(3)	26	2
Interest and debt expense	(22,175)	(9,599)	(10,085)	(2,491)
Income before income taxes	15,032	8,233	5,106	1,693
Income tax expense	(5)	(1)	(2)	(2)
Net income	$15,027	$8,232	$5,104	$1,691

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$10,435	$7,408	$2,502	$525
Add: Management fee income	1,167	415	200	552
PGRE's share of net income	11,602	7,823	2,702	1,077
Add: Real estate depreciation and amortization	18,897	12,980	4,652	1,265
FFO (1)	30,499	20,803	7,354	2,342
Core FFO (1)	$30,499	$20,803	$7,354	$2,342

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$4,592	$824	$2,602	$1,166
Less: Management fee expense	(1,167)	(415)	(200)	(552)
Net income attributable to noncontrolling interests	3,425	409	2,402	614
Add: Real estate depreciation and amortization	9,090	1,440	4,844	2,806
FFO (1)	12,515	1,849	7,246	3,420
Core FFO (1)	$12,515	$1,849	$7,246	$3,420

(1)
See page 42 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2023
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,394,692	$210,858	$623,218	$357,614	$147,916	$1,055,086
Cash and cash equivalents	120,342	30,634	45,204	17,660	3,583	23,261
Restricted cash	117,246	5,474	389	-	2,286	109,097
Accounts and other receivables	5,349	4,007	467	334	61	480
Deferred rent receivable	31,841	17,827	5,120	3,953	2,969	1,972
Deferred charges, net	14,033	9,218	2,883	920	1,012	-
Intangible assets, net	64,517	-	11,572	9,757	2,296	40,892
For-sale residential condominium units (2)	321,077	-	-	-	-	321,077
Other assets	29,297	2,956	18,030	55	21	8,235
Total Assets	$3,098,394	$280,974	$706,883	$390,293	$160,144	$1,560,100

Liabilities:
Notes and mortgages payable, net	$1,839,321	$298,273	$409,943	$186,949	$158,771	$785,385
Accounts payable and accrued expenses	56,083	8,177	15,235	5,143	4,140	23,388
Intangible liabilities, net	9,299	-	1,692	6,462	1,145	-
Other liabilities	4,413	169	76	244	241	3,683
Total Liabilities	1,909,116	306,619	426,946	198,798	164,297	812,456

Total Equity	1,189,278	(25,645)	279,937	191,495	(4,153)	747,644

Total Liabilities and Equity	$3,098,394	$280,974	$706,883	$390,293	$160,144	$1,560,100

(1)
Represents 1600 Broadway, 60 Wall Street ("out-of-service" for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,377,084	$212,002	$627,169	$359,405	$149,653	$1,028,855
Cash and cash equivalents	140,818	28,335	38,918	15,322	3,950	54,293
Restricted cash	111,722	5,472	-	-	2,431	103,819
Accounts and other receivables	4,830	3,642	453	326	17	392
Deferred rent receivable	31,372	17,921	5,422	3,507	2,992	1,530
Deferred charges, net	13,026	9,566	1,430	951	1,079	-
Intangible assets, net	69,599	-	14,363	10,980	2,583	41,673
For-sale residential condominium units (2)	322,232	-	-	-	-	322,232
Other assets	37,826	189	22,651	211	1,564	13,211
Total Assets	$3,108,509	$277,127	$710,406	$390,702	$164,269	$1,566,005

Liabilities:
Notes and mortgages payable, net	$1,834,916	$298,186	$408,967	$186,909	$158,666	$782,188
Accounts payable and accrued expenses	47,302	5,620	10,768	3,264	4,262	23,388
Intangible liabilities, net	10,972	-	2,331	7,327	1,314	-
Other liabilities	3,481	176	232	246	244	2,583
Total Liabilities	1,896,671	303,982	422,298	197,746	164,486	808,159

Total Equity	1,211,838	(26,855)	288,108	192,956	(217)	757,846

Total Liabilities and Equity	$3,108,509	$277,127	$710,406	$390,702	$164,269	$1,566,005

(1)
Represents 1600 Broadway, 60 Wall Street ("out-of-service" for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2023
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$41,978	$12,219	$14,085	$7,864	$3,207	$4,603
Total operating expenses	24,701	5,829	7,326	3,476	2,082	5,988
Net operating income (loss) (2)	17,277	6,390	6,759	4,388	1,125	(1,385)
Depreciation and amortization	(17,765)	(2,790)	(7,565)	(4,115)	(2,304)	(991)
Interest and other income (loss), net	709	255	317	125	19	(7)
Interest and debt expense	(15,446)	(2,645)	(3,465)	(1,857)	(2,770)	(4,709)
(Loss) income before income taxes	(15,225)	1,210	(3,954)	(1,459)	(3,930)	(7,092)
Income tax expense	(11)	-	(2)	(5)	(2)	(2)
Net (loss) income	$(15,236)	$1,210	$(3,956)	$(1,464)	$(3,932)	$(7,094)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(7,044)	$605	$(2,655)	$(637)	$(1,927)	$(2,430)
Less: Step-up basis adjustment	(40)	-	-	(2)	-	(38)
Less: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	1,322	(605)	-	-	1,927	-
PGRE's share of net (loss) income	(5,762)	-	(2,655)	(639)	-	(2,468)
Add: Real estate depreciation and amortization	9,543	1,395	5,069	1,816	1,129	134
FFO (2)	3,781	1,395	2,414	1,177	1,129	(2,334)
Add: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	(1,322)	605	-	-	(1,927)	-
Less: FFO attributable to One Steuart Lane	2,409	-	-	-	-	2,409
Core FFO (2)	$4,868	$2,000	$2,414	$1,177	$(798)	$75

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(8,192)	$605	$(1,301)	$(827)	$(2,005)	$(4,664)
Add: Real estate depreciation and amortization	8,262	1,395	2,496	2,301	1,175	895
FFO (2)	70	2,000	1,195	1,474	(830)	(3,769)
Less: FFO attributable to One Steuart Lane	4,475	-	-	-	-	4,475
Core FFO (2)	$4,545	$2,000	$1,195	$1,474	$(830)	$706

(1)
Represents 1600 Broadway, 60 Wall Street ("out-of-service" for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
See page 42 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$76,102	$10,051	$14,362	$7,859	$3,744	$40,086	(2)
Total operating expenses	42,508	5,879	6,505	2,926	1,886	25,312	(2)
Net operating income (3)	33,594	4,172	7,857	4,933	1,858	14,774
Depreciation and amortization	(26,898)	(2,654)	(8,013)	(4,587)	(1,867)	(9,777)
Interest and other loss, net	(42)	(12)	(7)	(13)	(5)	(5)
Interest and debt expense	(17,598)	(2,672)	(3,360)	(1,857)	(1,571)	(8,138)
Loss before income taxes	(10,944)	(1,166)	(3,523)	(1,524)	(1,585)	(3,146)
Income tax expense	(29)	-	(2)	(22)	(3)	(2)
Net loss	$(10,973)	$(1,166)	$(3,525)	$(1,546)	$(1,588)	$(3,148)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(5,621)	$(583)	$(2,363)	$(676)	$(778)	$(1,221)
Less: Step-up basis adjustment	(75)	-	-	(3)	-	(72)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	583	583	-	-	-	-
PGRE's share of net loss	(5,113)	-	(2,363)	(679)	(778)	(1,293)
Add: Real estate depreciation and amortization	10,201	1,327	5,369	2,025	915	565
FFO (3)	5,088	1,327	3,006	1,346	137	(728)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(583)	(583)	-	-	-	-
Less: FFO attributable to One Steuart Lane	1,262	-	-	-	-	1,262
Core FFO (3)	$5,767	$744	$3,006	$1,346	$137	$534

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(5,352)	$(583)	$(1,162)	$(870)	$(810)	$(1,927)
Add: Real estate depreciation and amortization	16,741	1,327	2,644	2,565	952	9,253
FFO (3)	11,389	744	1,482	1,695	142	7,326
Less: FFO attributable to One Steuart Lane	2,287	-	-	-	-	2,287
Core FFO (3)	$13,676	$744	$1,482	$1,695	$142	$9,613

(1)
Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 42 for our definition of these measures.

REAL ESTATE RELATED FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2023				As of March 31, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$53,802	$402	$53,400		$29,689
Accounts and other receivables	3,652	-	3,652		-
Real estate related fund investments (2)	108,176	108,176	-		213,890
Investments in unconsolidated joint ventures	75,545	-	75,545	(3)	-
Other assets	10,169	104	10,065		345
Total Assets	$251,344	$108,682	$142,662		$243,924

Liabilities:
Accounts payable and accrued expenses	$105	$45	$60		$-
Other liabilities	6,751	5	6,746		130
Total Liabilities	6,856	50	6,806		130

Equity:
Paramount Group, Inc. equity	24,282	14,145	10,137		3,180
Joint Venture Partners' equity	220,206	94,487	125,719		240,614
Total Equity	244,488	108,632	135,856		243,794

Total Liabilities and Equity	$251,344	$108,682	$142,662		$243,924

(1)
Represents Paramount Group Real Estate Fund VII, LP (“Fund VII”), Paramount Group Real Estate Fund VII-H, LP (“Fund VII-H”) and Paramount Group Real Estate Fund VIII, LP (“Fund VIII”).
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund's 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022				As of December 31, 2022
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$3,551	$199	$3,352		$29,076
Accounts and other receivables	3,650	-	3,650		-
Real estate related fund investments (2)	105,369	105,369	-		232,295
Investments in unconsolidated joint ventures	77,961	-	77,961	(3)	-
Other assets	3,632	201	3,431		342
Total Assets	$194,163	$105,769	$88,394		$261,713

Liabilities:
Accounts payable and accrued expenses	$85	$34	$51		$-
Other liabilities	248	14	234		91
Total Liabilities	333	48	285		91

Equity:
Paramount Group, Inc. equity	20,455	13,766	6,689		3,411
Joint Venture Partners' equity	173,375	91,955	81,420		258,211
Total Equity	193,830	105,721	88,109		261,622

Total Liabilities and Equity	$194,163	$105,769	$88,394		$261,713

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund's 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2023
	Consolidated Funds
	Total		Residential	Total
	Consolidated Funds	Fund X (1)	Development Fund	Unconsolidated Funds (2)
Income (loss) from real estate related fund investments	$3,550	$3,550	$-	$(13,828)
Loss from unconsolidated joint ventures	(2,416)	-	(2,416)	-
Interest and other income, net	163	-	163	-
Income (loss) before income taxes	1,297	3,550	(2,253)	(13,828)
Income tax expense	(1)	-	(1)	-
Net income (loss)	$1,296	$3,550	$(2,254)	$(13,828)

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net income (loss)	$202	$462	$(260)	$(178)
Add: Management fee income	271	271	-	-
PGRE's share of net income (loss)	473	733	(260)	(178)
Add: Real estate depreciation and amortization	-	-	-	-
FFO (3)	473	733	(260)	(178)
Less: FFO attributable to One Steuart Lane	179	-	179	-
Less: Realized and unrealized losses from real estate related fund investments	144	144	-	224
Core FFO (3)	$796	$877	$(81)	$46

Joint Venture Partners' share
Ownership	Total	87.0%	92.6%	Total
Net income (loss)	$1,094	$3,088	$(1,994)	$(13,650)
Less: Management fee expense	(271)	(271)	-	-
Net income (loss) attributable to joint venture partners	823	2,817	(1,994)	(13,650)
Add: Real estate depreciation and amortization	7	-	7	-
FFO (3)	830	2,817	(1,987)	(13,650)
Less: FFO attributable to One Steuart Lane	2,230	-	2,230	-
Less: Realized and unrealized losses from real estate related fund investments	967	967	-	17,178
Core FFO (3)	$4,027	$3,784	$243	$3,528

(1)
Prior to December 12, 2022, Paramount Group Real Estate Fund X, LP ("Fund X") was accounted for under the equity method of accounting. Subsequent to December 12, 2022, we increased our ownership in Fund X to 13.0% and began consolidating Fund X into our consolidated financial statements.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
See page 42 for our definition of these measures.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2022
		Total
	Consolidated Fund (1)	Unconsolidated Funds	Fund X	Other (2)
Income from real estate related fund investments	$-	$2,503	$1,982	$521
Loss from unconsolidated joint ventures	(1,269)	-	-	-
Interest and other income, net	106	-	-	-
(Loss) income before income taxes	(1,163)	2,503	1,982	521
Income tax expense	(2)	-		-
Net (loss) income	$(1,165)	$2,503	$1,982	$521

PGRE's share
Ownership	7.4%	Total	8.2%	7.5%
Net (loss) income	$(149)	$170	$163	$7
Add: Real estate depreciation and amortization	-	-	-	-
FFO (3)	(149)	170	163	7
Less: FFO attributable to One Steuart Lane	94	-	-	-
Less: Realized and unrealized losses from real estate related fund investments	-	47	21	26
Core FFO (3)	$(55)	$217	$184	$33

Joint Venture Partners' share
Ownership	92.6%	Total	91.8%	92.5%
Net (loss) income	$(1,016)	$2,333	$1,819	$514
Less: Management fee expense	-	-	-	-
Net (loss) income attributable to joint venture partners	(1,016)	2,333	1,819	514
Add: Real estate depreciation and amortization	7	-	-	-
FFO (3)	(1,009)	2,333	1,819	514
Less: FFO attributable to One Steuart Lane	1,168	-	-	-
Less: Realized and unrealized losses from real estate related fund investments	-	2,215	188	2,027
Core FFO (3)	$159	$4,548	$2,007	$2,541

(1)
Represents Residential Development Fund.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
See page 42 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of March 31, 2023
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,858,000
Revolving Credit Facility	-
3,858,000
Less:
Noncontrolling interests' share of consolidated debt (2)	(810,335)
Add:
PGRE's share of unconsolidated joint venture debt (3)	625,324
PGRE's Share of Total Debt (4)	3,672,989

	Shares / Units	Share Price as of
Equity:	Outstanding	March 31, 2023
Common stock	217,211,716	$4.56	990,485
Operating Partnership units	15,212,454	4.56	69,369
Total equity	232,424,170	4.56	1,059,854

Total Market Capitalization			$4,732,843

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)
Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 1600 Broadway, 60 Wall Street and Oder-Center, Germany.
(4)
See page 42 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	3.76%	500,000	2.46%	360,000	5.56%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	273,000	3.65%	273,000	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,858,000	3.58%	3,498,000	3.37%	360,000	5.56%
Noncontrolling interests' share	(810,335)	3.78%	(810,335)	3.78%	-	-
PGRE's share of consolidated debt	$3,047,665	3.52%	$2,687,665	3.25%	$360,000	5.56%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	411,580	3.14%	402,000	3.07%	9,580	6.16%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	158,771	6.82%	-	-	158,771	6.82%
1600 Broadway	98,000	3.45%	98,000	3.45%	-	-
60 Wall Street	575,000	5.95%	-	-	575,000	5.95%
Oder-Center, Germany	13,409	3.80%	-	-	13,409	3.80%
Total unconsolidated debt	1,744,260	4.55%	987,500	3.36%	756,760	6.10%
Joint venture partners' share	(1,118,936)	4.91%	(476,475)	3.42%	(642,461)	6.02%
PGRE's share of unconsolidated debt	$625,324	3.89%	$511,025	3.30%	$114,299	6.53%

PGRE's share of Total Debt (1)	$3,672,989	3.58%	$3,198,690	3.26%	$474,299	5.80%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	44.9%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	44.9%	Consolidated fixed rate debt	$2,687,665
Fixed Charge Coverage	Greater than 1.5x	3.27x	Unconsolidated fixed rate debt	511,025
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,198,690	87.1%
Unencumbered Interest Coverage	Greater than 1.75x	47.06x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	114,299
			PGRE's share of variable rate debt	474,299	12.9%
			PGRE's share of Total Debt (2)	$3,672,989	100.0%

(1)
See page 42 for our definition of this measure.
(2)
This section presents ratios as of March 31, 2023 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2023		2024	2025	2026	2027	Thereafter	Total
300 Mission Street	$273,000	(1)	$-	$-	$-	$-	$-	$273,000
One Market Plaza	-		975,000	-	-	-	-	975,000
31 West 52nd Street	-		-	-	500,000	-	-	500,000
1301 Avenue of the Americas	-		-	-	860,000	-	-	860,000
1633 Broadway	-		-	-	-	-	1,250,000	1,250,000
Revolving Credit Facility	-		-	-	-	-	-	-
Total consolidated debt	273,000		975,000	-	1,360,000	-	1,250,000	3,858,000
Noncontrolling interests' share	(188,097)		(497,250)	-	-	-	(124,988)	(810,335)
PGRE's share of consolidated debt	$84,903		$477,750	$-	$1,360,000	$-	$1,125,012	$3,047,665

Unconsolidated Joint Venture Debt:
60 Wall Street	$-		$575,000	$-	$-	$-	$-	$575,000
111 Sutter Street	-		158,771	-	-	-	-	158,771
Market Center	-		-	411,580	-	-	-	411,580
55 Second Street	-		-	-	187,500	-	-	187,500
712 Fifth Avenue	-		-	-	-	300,000	-	300,000
Oder-Center, Germany	-		-	-	-	-	13,409	13,409
1600 Broadway	-		-	-	-	-	98,000	98,000
Total unconsolidated debt	-		733,771	411,580	187,500	300,000	111,409	1,744,260
Joint venture partners' share	-		(627,165)	(135,821)	(104,831)	(150,000)	(101,119)	(1,118,936)
PGRE's share of unconsolidated debt	$-		$106,606	$275,759	$82,669	$150,000	$10,290	$625,324

PGRE's Share of Total Debt (2)	$84,903		$584,356	$275,759	$1,442,669	$150,000	$1,135,302	$3,672,989

Weighted average rate	3.65%		4.50%	3.14%	3.78%	3.39%	2.99%	3.58%

% of debt maturing	2.3%		15.9%	7.5%	39.3%	4.1%	30.9%	100.0%

(1)
This loan matures in October 2023. We are exploring various alternatives to refinance this loan.
(2)
See page 42 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	100.0%	100.0%	$183,252	$80.94	2,272,771	-	2,272,771	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	96.6%	96.6%	10,861	65.63	253,609	-	253,609	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	99.7%	99.7%	194,113	80.57	2,526,380	-	2,526,380
1301 Avenue of the Americas
Office	100.0%	79.5%	70.0%	99,525	84.90	1,695,600	-	1,695,600	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff,
									O'Melveny & Myers, SVB Securities
Retail / Amenity Center	100.0%	89.8%	89.8%	2,556	183.52	50,722	-	50,722	Ocean Prime, Starbucks
	100.0%	79.8%	70.6%	102,081	85.96	1,746,322	-	1,746,322
1325 Avenue of the Americas
Office	100.0%	94.3%	94.3%	51,130	68.66	810,314	-	810,314	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore
Retail	100.0%	100.0%	100.0%	1,423	86.68	15,609	-	15,609	La Grande Boucherie
	100.0%	94.4%	94.4%	52,553	68.95	825,923	-	825,923
31 West 52nd Street
Office	100.0%	96.4%	92.8%	64,324	93.45	742,139	-	742,139	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
									Centerview Partners, Bracewell, Providence Equity Partners,
									Wilson Sonsini
Retail	100.0%	97.8%	97.8%	4,875	109.61	25,913	-	25,913	Fogo De Chao, MoMA Design Store
	100.0%	96.4%	93.0%	69,199	94.03	768,052	-	768,052
900 Third Avenue
Office	100.0%	78.6%	78.6%	31,907	70.84	575,084	-	575,084	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse &
									Hirschtritt, Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,302	97.31	16,144	-	16,144	Bank of America
	100.0%	78.7%	78.7%	33,209	71.59	591,228	-	591,228
712 Fifth Avenue
Office	50.0%	82.8%	77.2%	42,464	120.22	457,580	-	457,580	CVC Advisors, abrdn, OMI Management, Riverstone Holdings,
									Pictet Asset Management
Retail	50.0%	20.9%	20.9%	7,883	437.43	85,917	-	85,917	Harry Winston
	50.0%	73.0%	68.3%	50,347	135.54	543,497	-	543,497
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,302	304.50	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,625,483	1,625,483

Subtotal / Weighted average		89.9%	86.9%	$511,804	$85.59	7,027,095	1,625,483	8,652,578
PGRE's share		90.2%	87.1%	$457,868	$83.13	6,479,405	81,437	6,560,842

(1)
See page 42 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	96.6%	95.2%	$158,974	$107.72	1,555,130	-	1,555,130	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	74.2%	74.2%	5,283	81.40	53,285	-	53,285	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	95.8%	94.5%	164,257	107.06	1,608,415	-	1,608,415
Market Center
Office	67.0%	79.5%	79.5%	53,696	91.66	738,220	-	738,220	Uber, Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James, Waymo
Retail	67.0%	66.2%	66.2%	613	109.81	6,156	-	6,156	Amazon
	67.0%	79.4%	79.4%	54,309	91.78	744,376	-	744,376
300 Mission Street
Office	31.1%	80.9%	80.9%	46,959	96.26	605,662	-	605,662	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	2,945	66.34	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	49,904	93.82	654,834	-	654,834
One Front Street
Office	100.0%	97.2%	96.1%	56,663	93.33	633,262	-	633,262	First Republic, Coinbase, JLL, Cigna
Retail	100.0%	86.7%	86.7%	1,212	92.83	14,773	-	14,773	First Republic
	100.0%	97.0%	95.8%	57,875	93.32	648,035	-	648,035
55 Second Street
Office	44.1%	85.7%	85.7%	26,642	84.17	370,319	-	370,319	KPMG, Intercom, Rippling, UKG
Retail	44.1%	100.0%	100.0%	903	111.06	7,480	-	7,480	Sutter West Bay Medical, Bluestone Lane
	44.1%	86.0%	86.0%	27,545	84.79	377,799	-	377,799
111 Sutter Street
Office	49.0%	53.5%	53.5%	11,638	89.14	248,821	-	248,821	Turo, Natural Resource Defense Council
Retail	49.0%	77.6%	77.6%	1,541	67.59	29,249	-	29,249	24 Hour Fitness
	49.0%	56.0%	56.0%	13,179	85.93	278,070	-	278,070

Subtotal / Weighted average		87.5%	86.9%	$367,069	$97.68	4,311,529	-	4,311,529
PGRE's share		88.7%	87.9%	$208,873	$97.01	2,441,406	-	2,441,406

Total / Weighted average		89.0%	86.9%	$878,873	$90.31	11,338,624	1,625,483	12,964,107
PGRE's share		89.8%	87.3%	$666,741	$87.08	8,920,811	81,437	9,002,248

(1)
See page 42 for our definition of this measure.
(2)
Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of March 31, 2023		As of December 31, 2022		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	99.7%	99.7%	-%
1301 Avenue of the Americas	100.0%	79.8%	79.8%	88.1%	88.1%	(8.3%)
1325 Avenue of the Americas	100.0%	94.4%	94.4%	94.4%	94.4%	-%
31 West 52nd Street	100.0%	96.4%	96.4%	93.0%	93.0%	3.4%
900 Third Avenue	100.0%	78.7%	78.7%	79.3%	79.3%	(0.6%)
712 Fifth Avenue	50.0%	73.0%	73.0%	73.9%	73.9%	(0.9%)
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	N/A	N/A	N/A	-%
Weighted average		89.9%	89.9%	91.7%	91.7%	(1.8%)
PGRE's share		90.2%	90.2%	92.1%	92.1%	(1.9%)

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	95.8%	95.8%	-%
Market Center	67.0%	79.4%	79.4%	79.4%	79.4%	-%
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	97.0%	97.0%	97.0%	97.0%	-%
55 Second Street	44.1%	86.0%	86.0%	86.0%	86.0%	-%
111 Sutter Street	49.0%	56.0%	56.0%	59.4%	59.4%	(3.4%)
Weighted average		87.5%	87.5%	87.8%	87.8%	(0.3%)
PGRE's share		88.7%	88.7%	88.9%	88.9%	(0.2%)

Weighted average		89.0%	89.0%	90.2%	90.2%	(1.2%)
PGRE's share		89.8%	89.8%	91.3%	91.3%	(1.5%)

(1)
See page 42 for our definition of this measure.
(2)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of March 31, 2023	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
First Republic Bank (3)	One Front Street	Jun-2025	250,459		250,459		$21,499	$85.54	3.2%
		Dec-2029	76,999		76,999		7,795	101.24	1.2%
		Dec-2030	25,157		25,157		2,323	91.82	0.3%
		Dec-2032	108,111		108,111		11,372	105.19	1.7%
			460,726		460,726		42,989	93.11	6.4%
Clifford Chance LLP	31 West 52nd Street	Jun-2024	328,543	(4)	328,543	(4)	29,839	90.81	4.5%
Allianz Global Investors, LP	1633 Broadway	Jan-2031	320,911		288,823		28,351	98.16	4.3%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,206	91.46	1.5%
		Sep-2034	179,286		179,286		17,716	94.56	2.7%
			290,875		290,875		27,922	93.37	4.2%
Morgan Stanley & Company	1633 Broadway	Mar-2032	260,829		234,749		19,757	84.16	3.0%
WMG Acquisition Corp.	1633 Broadway	Jul-2029	288,250		259,428		17,866	68.24	2.7%
(Warner Music Group)
Showtime Networks, Inc.	1633 Broadway	Jan-2026	253,196		227,879		17,040	73.24	2.6%
Google, Inc.	One Market Plaza	Apr-2025	339,833		166,518		16,226	97.03	2.4%
Kasowitz Benson Torres	1633 Broadway	Mar-2037	203,394		183,057		14,646	80.01	2.2%
Uber Technologies, Inc.	Market Center	Jul-2023	234,783	(5)	157,305	(5)	14,331	91.10	2.1%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of March 31, 2023	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,715,207	22.0%	$152,167	22.8%
Technology and Media	1,681,331	21.5%	139,377	20.9%
Financial Services - Commercial and Investment Banking	1,418,981	18.2%	121,627	18.2%
Financial Services, all others	1,112,514	14.3%	105,646	15.9%
Insurance	437,152	5.6%	41,591	6.2%
Retail	166,737	2.1%	18,241	2.7%
Travel and Leisure	206,823	2.7%	13,803	2.1%
Consumer Products	121,732	1.6%	10,371	1.6%
Other Professional Services	113,261	1.5%	9,871	1.5%
Other	818,252	10.5%	54,047	8.1%

(1)
See page 42 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
On May 1, 2023, First Republic Bank was closed by the California Department of Financial Protection and Innovation and the FDIC was appointed as receiver. In connection therewith, JPMorgan Chase Bank acquired all deposit accounts and substantially all the assets and assumed certain of the liabilities of First Republic Bank from the FDIC. The details of the acquisition of the assets and the assumption of the liabilities are unclear at this time. First Republic Bank remains current on its financial obligations under these lease agreements through May 2023.
(4)
Includes 92,516 square feet that has been pre-leased to Wilson Sonsini through April 2041.
(5)
Includes 76,667 square feet (51,366 square feet at PGRE's share) that has been pre-leased to Waymo through July 2028.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended March 31, 2023

Total square feet leased	195,634	118,967	76,667

PGRE's share of total square feet leased:	170,333	118,967	51,366
Initial rent (2)	$82.21	$81.00	$85.00
Weighted average lease term (in years)	13.0	16.5	5.0
Tenant improvements and leasing commissions:
Per square foot	$166.38	$195.04	$100.00
Per square foot per annum	$12.77	$11.82	$20.00
Percentage of initial rent	15.5%	14.6%	23.5%
Rent concessions:
Average free rent period (in months)	15.0	18.0	8.0
Average free rent period per annum (in months)	1.1	1.1	1.6

Second generation space: (2)
Square feet	143,882	92,516	51,366
Cash basis:
Initial rent (2)	$82.43	$81.00	$85.00
Prior escalated rent (2)	$84.00	$84.02	$83.97
Percentage (decrease) increase	(1.9%)	(3.6%)	1.2%
GAAP basis:
Straight-line rent (2)	$79.72	$80.31	$78.66
Prior straight-line rent (2)	$79.04	$73.88	$88.35
Percentage increase (decrease)	0.9%	8.7%	(11.0%)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 42 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	11,045	7,827	$808	$-	0.1%

2Q 2023	25,976	14,650	1,112	75.32	0.2%
3Q 2023	198,590	133,379	12,098	90.61	1.8%
4Q 2023	48,815	33,020	3,324	100.06	0.5%
Total 2023	273,381	181,049	16,534	91.09	2.5%

1Q 2024	255,186	201,528	16,071	79.74	2.3%
Remaining 2024	587,116	517,762	45,976	89.00	6.7%
Total 2024	842,302	719,290	62,047	86.39	9.0%
2025	1,523,279	996,593	89,792	90.04	13.1%
2026	1,382,722	951,254	83,764	85.71	12.2%
2027	295,868	219,152	19,692	89.72	2.9%
2028	397,160	313,628	24,966	79.71	3.6%
2029	602,582	524,508	40,289	82.44	5.9%
2030	611,972	515,491	46,552	90.35	6.8%
2031	597,334	529,940	51,495	93.80	7.5%
2032	914,704	640,706	59,980	93.62	8.8%
Thereafter	2,640,958	2,410,849	188,176	83.40	27.6%

(1)
See page 42 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$464	$-	0.1%

2Q 2023	17,066	10,719	785	73.22	0.2%
3Q 2023	21,779	14,865	1,283	85.43	0.3%
4Q 2023	6,751	5,054	407	76.07	0.1%
Total 2023	45,596	30,638	2,475	79.61	0.6%

1Q 2024	164,631	151,832	11,117	73.18	2.3%
Remaining 2024	423,827	413,278	35,857	86.95	7.6%
Total 2024	588,458	565,110	46,974	83.23	9.9%
2025	405,939	345,794	31,875	92.07	6.7%
2026	676,370	613,053	49,096	76.36	10.4%
2027	168,077	152,924	13,022	85.02	2.7%
2028	195,595	170,984	12,022	70.27	2.5%
2029	529,179	486,435	36,808	81.68	7.8%
2030	407,764	397,048	34,502	86.95	7.3%
2031	496,270	452,783	44,324	93.91	9.4%
2032	492,354	455,927	38,630	84.73	8.1%
Thereafter	2,310,450	2,171,990	163,852	81.14	34.5%

(1)
See page 42 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	8,449	5,406	$344	$-	0.2%

2Q 2023	8,910	3,931	327	81.05	0.2%
3Q 2023	176,811	118,514	10,815	91.26	5.1%
4Q 2023	42,064	27,966	2,917	104.41	1.4%
Total 2023	227,785	150,411	14,059	93.43	6.7%

1Q 2024	90,555	49,696	4,954	99.86	2.4%
Remaining 2024	163,289	104,484	10,119	97.18	4.8%
Total 2024	253,844	154,180	15,073	98.05	7.2%
2025	1,117,340	650,799	57,917	88.96	27.6%
2026	706,352	338,201	34,668	102.49	16.5%
2027	127,791	66,228	6,670	100.59	3.1%
2028	201,565	142,644	12,944	91.08	6.2%
2029	73,403	38,073	3,481	91.44	1.7%
2030	204,208	118,443	12,050	101.73	5.7%
2031	101,064	77,157	7,171	93.19	3.4%
2032	422,350	184,779	21,350	115.54	10.1%
Thereafter	330,508	238,859	24,324	101.88	11.6%

(1)
See page 42 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended March 31, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$5,662	$3,504	$1,653	$505
Second generation tenant improvements	10,828	2,763	8,065	-
Second generation leasing commissions	1,710	556	1,154	-
Total Capital Expenditures	18,200	6,823	10,872	505
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(5,433)	(220)	(5,213)	-
PGRE's share of Total Capital Expenditures	$12,767	$6,603	$5,659	$505

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$3,118	$3,118	$-	$-
Total Redevelopment Expenditures	3,118	3,118	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$3,118	$3,118	$-	$-

	Three Months Ended March 31, 2022
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$11,228	$9,119	$2,104	$5
Second generation tenant improvements	13,082	9,077	4,005	-
Second generation leasing commissions	1,209	1,152	57	-
Total Capital Expenditures	25,519	19,348	6,166	5
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(1,516)	(566)	(950)	-
PGRE's share of Total Capital Expenditures	$24,003	$18,782	$5,216	$5

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Gershwin facade replacement	$1,719	$1,719	$-	$-
Elevator modernizations	1,097	1,065	32	-
Other	2,198	2,131	67	-
Total Redevelopment Expenditures	5,014	4,915	99	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(235)	(172)	(63)	-
PGRE's share of Total Redevelopment Expenditures	$4,779	$4,743	$36	$-

(1)
See page 42 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs and adjustments, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate related funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period that has been (i) vacant for less than twelve months, or (ii) has been pre-leased prior to its scheduled expiration.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.